                      Investing
                       for the
[Eaton Vance Logo]       21st
                       Century

Annual Report December 31, 2000                           [PICTURE OF NEWSPAPER]

                           EATON VANCE
                            BALANCED
                              FUND



[PICTURE OF FLAG]



[PICTURE OF ROOM]

EATON VANCE BALANCED FUND as of December 31, 2000
LETTER TO SHAREHOLDERS

[PHOTO OF JAMES B. HAWKES]
James B. Hawkes
President

Eaton Vance Balanced Fund Class A shares had a total return of -0.11% during the year ended December 31, 2000. That return was the result of a decrease in net asset value per share (NAV) from $7.92 on December 31, 1999 to $6.22 on December 31, 2000, and the reinvestment of $0.160 per share in income dividends and $1.539 per share in capital gains distributions.(1)

Class B shares had a total return of -1.00% for the same period, the result of a decrease in NAV from $13.41 to $11.58, and the reinvestment of $0.165 per share in income dividends and $1.539 per share in capital gains distributions.(1)

Class C shares had a total return of -0.97% for the same period, the result of a decrease in NAV from $12.90 to $11.09, and the reinvestment of $0.155 per share in income dividends and $1.539 per share in capital gains distributions.(1)

For comparison, for the one-year period ended December 31, 2000, the S&P 500 Composite Index had a total return of -9.10%, while the Lehman
Government/Credit Bond Index had a total return of 11.85%.*

Unprecedented volatility characterized U.S. equity markets in 2000 ...

The year 2000 was one of profound change for U.S. investors. After the Federal Reserve's series of interest rate hikes designed to provide a "soft-landing" for the economy,a number of key indicators finally began to show signs of slowing. Meanwhile, the stock markets, exhibiting record volatility, were coming back down to earth as well, with dramatic declines occurring in the more aggressive sectors. After a prolonged period in which risk-taking was amply rewarded, the markets became more conservative during 2000. Many technology, media, and telecommunications stocks that were big winners in 1998 and 1999 experienced significant price declines in 2000 - victims of diminished growth expectations, earnings shortfalls, and a collapse in valuations from inflated levels.

On the other hand, 2000 represented a turnaround for the bond market. In signaling a more accommodative monetary policy, the Federal Reserve brightened the prospects significantly for fixed-income vehicles. Signs of a weaker economy have suggested the probability of a declining trend in interest rates over the near term, thereby bolstering the bond markets.

At Eaton Vance, we believe that such high volatility and shifts in the markets underscore the importance of a diversified portfolio and a prudent, long-term investment outlook. In the pages that follow, Portfolio Managers Arieh Coll and Michael Terry discuss investing strategies and the performance of Eaton Vance Balanced Fund in 2000.

                   Sincerely,

                   /s/ James B. Hawkes
                   James B. Hawkes
                   President
                   February 1, 2001


* It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------


Fund Information
as of December 31, 2000

Performance(2)         Class A          Class B          Class C
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                -0.11%           -1.00%           -0.97%
Five Years               9.69             8.76             8.39
Ten Years               11.25             N.A.             N.A.
Life of Fund+            9.98             9.34             8.92

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-------------------------------------------------------------------------------
One Year                -5.82%           -5.32%           -1.83%
Five Years               8.39             8.48             8.39
Ten Years               10.59             N.A.             N.A.
Life of Fund+            9.89             9.34             8.92

+ Inception Dates - Class A: 4/01/32; Class B: 11/02/93; Class C:11/02/93


Ten Largest Equity Holdings(3)
--------------------------------------------------------------------------------

Precision Castparts Corp.                                          5.1%
Philip Morris Co., Inc.                                            3.8
TMP Worldwide, Inc.                                                3.6
Federal National Mortgage Association                              3.4
Concord EFS, Inc.                                                  2.8
Emulex Corp.                                                       2.6
Genzyme Corp.                                                      1.7
Federal Home Loan Mortgage Corp.                                   1.5
Check Point Software Technology Ltd.                               1.4
Critical Path, Inc.                                                1.3


(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares.

(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class
B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year.
SEC 1-Year return for Class C reflects 1% CDSC.

(3) Ten largest equity holdings accounted for 27.2% of the Fund's net assets. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE BALANCED FUND as of December 31, 2000
MANAGEMENT DISCUSSION

AN INTERVIEW WITH ARIEH COLL AND MICHAEL B. TERRY,
CO-PORTFOLIO MANAGERS OF BALANCED FUND.

[PHOTO OF ARIEH COLL]
Arieh Coll
Portfolio Manager
[PHOTO OF MICHAEL B. TERRY]
Michael B. Terry
Portfolio Manager

Q:  Arieh, how did the Fund perform in 2000?

A: MR.COLL: Because the Fund invests in both common stocks and fixed-income securities, performance was pretty much flat for the year. This was in line with what happened in the equity and bond markets in 2000: while bonds performed well, stocks experienced a year of record volatility, and the more aggressive sectors were decimated. The Fund generally invests about 65% of assets in common stocks, and about 35% in fixed income securities. By investing in both, we were able to mitigate some of the equity volatility throughout the year.

Q:  Mike, what about the fixed-income portion of the Fund?

A: MR. TERRY: Bonds had a very strong year. First, there was increased retail interest in bonds from crossover buyers, who sought refuge from the unnerving volatility of the equity markets. Overall, investors preferred the safe haven of government bonds to corporate bonds, so government bonds rallied. Since we only invest in corporate bonds with imbedded put options, we were somewhat protected from the widening spreads.

    Furthermore, as 2000 came to a close, it became evident that the economy was slowing too much. As a result, the markets began to expect the Fed to cut the Federal Funds target rate. [On January 3, 2001, the Fed surprised the markets with an inter-meeting rate cut of 50 basis points, or 0.50%.] Speculation about this move, and more to follow, caused the markets to price in additional interest rate easing.

    So the fixed-income area not only provided current income for shareholders in the form of dividends, but it helped contribute to the Fund's overall return.

Q: Arieh, what impact did the turbulence in the equity markets have on the Fund?

A: MR. COLL: Given the severe levels of volatility, the Fund turned in a reasonable performance. Certainly, our performance was hindered by an overweighting in technology, especially in the March/April timeframe. The two worst-performing sectors in 2000 were telecommunications and technology stocks. We correctly assessed that telecom should be avoided, but our exposure in that area was fairly small to begin with, in line with the S&P 500's weighting.* However, our weighting in the technology sector was higher (it accounted for approximately 36% of the S&P 500*), and therefore had a greater impact on performance. I didn't want to have zero exposure to this area, and I actually liked a lot of companies in this sector. But because technology experienced such dramatic declines this year, our holdings in that area hurt the performance of the Fund. Fortunately, our holdings in other sectors, such as aerospace, financial services, and healthcare, did well enough to help balance off the negative effects of technology.

Q:  What kind of adjustments did you make as a result of the market shifts?

A: MR. COLL: Towards the end of the year, we correctly anticipated the slowing of the economy and predicted that many companies would miss their projected earnings numbers. Subsequently, we tried to identify companies that have tended to do well even in recession scenarios, and the Fund was much more defensively positioned going into the year-end, which contributed positively to the Fund's performance. Now that it appears that the Fed is leaning towards a more stimulative fiscal policy, we are reducing our exposure to some of those defensive areas. Instead, we are carefully re-evaluating some of the technology names that we've liked all along, but that are

*It is not possible to invest directly in an Index.

EATON VANCE BALANCED FUND as of December 31, 2000
MANAGEMENT DISCUSSION

   now more reasonably priced. In a declining interest rate environment, which we appear to be heading into, defensive holdings historically don't do as well, but the cyclical growth areas such as telecom and technology tend to outperform.

Q: You mentioned the aerospace sector earlier. What do you find attractive about this area?

A: MR. COLL: I've been following the commercial aerospace sector for many years now, including companies such as Boeing, Airbus, and all their suppliers. This industry has tended to move in three- to four-year cycles of growth, followed by three to four years of decline. In 1997, the industry peaked prematurely and went into a downturn because of the Asian crisis and the fall-out for the economies around the globe: they all cancelled aircraft orders.

   Subsequently, in the past 3 years, the global economy has been recovering and the airline industry has been prospering as worldwide travel has been on a dramatic upswing. The orders for aircraft have been picking up, and we started to identify the trend early in 2000 when business at selected individual companies began to show signs of life. Having witnessed similar cycles in the past, I began to invest in this industry at the beginning of the upturn, when the prices for these stocks were already significantly down from their highs, yet there was strong potential for growth going into the upcycle. To date, this has been a very successful strategy for us.

Q: What are some of your criteria for high-quality, long-term growth stocks?

A: MR. COLL: I would sum up our investment strategy by saying we're looking for growth at a reasonable price. We generally seek to invest in companies that are expected, over the long-term, to have earnings growth that is faster than the growth rates of the U.S. economy and the U.S. stock market as a whole. For example, an investment in a company would be compelling if the company was expected to grow earnings by 30% a year for the next three years, and could be purchased at a price-to-earnings ratio that is at a significant discount to its growth rate.

   As for what characterizes a compelling growth stock, it might be one with a unique or enduring competitive advantage, an undervalued franchise, or a large and unpenetrated market opportunity that would allow it to grow rapidly, gaining market share and increasing operating margins in the process. This will only happen if the company has superior management that is focused on constantly innovating and staying ahead of the competition. Therefore, our experienced team of investment professionals conducts thorough research of a company's fundamentals and management before we make an investment in the stock.

Q: What might investors expect in 2001?

A: MR. COLL: I believe it's important to keep in mind that even though 2000 was the first down year for the stock markets in a long time, investors should not be overly discouraged. In fact, what a down year does is provide us with excellent opportunities in 2001: valuations are far more reasonable, and the Fed's cutting of interest rates historically has had positive effects on the stock market. So I actually am feeling more bullish than I have in two years.

   MR. TERRY: The investment outlook for the Fund remains long-term, and our balanced approach and conservative nature can help offset potential market volatility in the year to come.

EATON VANCE BALANCED FUND as of December 31, 2000
PERFORMANCE



EATON VANCE BALANCED FUND-CLASS A
Inception: 4/1/32

[CHART]

-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
                        FUND,
                      INCLUDING                          EATON VANCE                LEHMAN
                       MAXIMUM                          BALANCED FUND             GOVT/CREDIT
       DATE          SALES CHARGE         S&P 500          CLASS A                BOND INDEX
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
    12/31/1990          10,000            10,000            10,000                  10,000
     1/31/1991          10,188             9,605            10,434                  10,112
     2/28/1991          10,494             9,894            11,180                  10,199
     3/31/1991          10,611            10,005            11,450                  10,270
     4/30/1991          10,655            10,046            11,477                  10,388
     5/31/1991          10,848            10,228            11,971                  10,436
     6/30/1991          10,623            10,016            11,423                  10,425
     7/31/1991          10,983            10,356            11,955                  10,555
     8/31/1991          11,226            10,585            12,237                  10,799
     9/30/1991          11,332            10,685            12,032                  11,024
    10/31/1991          11,545            10,885            12,194                  11,123
    11/30/1991          11,391            10,740            11,704                  11,234
    12/31/1991          12,128            11,435            13,040                  11,613
     1/31/1992          11,844            11,167            12,797                  11,440
     2/29/1992          11,924            11,243            12,963                  11,501
     3/31/1992          11,748            11,077            12,711                  11,438
     4/30/1992          11,876            11,197            13,084                  11,506
     5/31/1992          12,092            11,401            13,148                  11,730
     6/30/1992          12,191            11,495            12,952                  11,902
     7/31/1992          12,506            11,791            13,481                  12,206
     8/31/1992          12,555            11,838            13,206                  12,315
     9/30/1992          12,622            11,901            13,361                  12,483
    10/31/1992          12,488            11,774            13,407                  12,293
    11/30/1992          12,691            11,966            13,862                  12,283
    12/31/1992          12,910            12,173            14,032                  12,493
     1/31/1993          12,945            12,206            14,149                  12,765
     2/28/1993          13,193            12,439            14,342                  13,030
     3/31/1993          13,352            12,589            14,644                  13,074
     4/30/1993          13,264            12,506            14,291                  13,174
     5/31/1993          13,308            12,548            14,672                  13,167
     6/30/1993          13,528            12,755            14,715                  13,466
     7/31/1993          13,601            12,824            14,655                  13,552
     8/31/1993          14,154            13,345            15,210                  13,864
     9/30/1993          14,321            13,503            15,094                  13,912
    10/31/1993          14,395            13,572            15,406                  13,969
    11/30/1993          14,030            13,229            15,259                  13,811
    12/31/1993          14,355            13,535            15,443                  13,871
     1/31/1994          14,904            14,052            15,968                  14,080
     2/28/1994          14,529            13,698            15,535                  13,774
     3/31/1994          13,955            13,157            14,859                  13,437
     4/30/1994          14,034            13,232            15,049                  13,326
     5/31/1994          14,064            13,260            15,295                  13,301
     6/30/1994          13,758            12,972            14,921                  13,270
     7/31/1994          14,207            13,395            15,411                  13,535
     8/31/1994          14,476            13,648            16,041                  13,540
     9/30/1994          14,146            13,337            15,649                  13,335
    10/31/1994          14,269            13,454            16,000                  13,321
    11/30/1994          13,969            13,171            15,418                  13,297
    12/31/1994          14,094            13,289            15,646                  13,384
     1/31/1995          14,240            13,426            16,052                  13,641
     2/28/1995          14,793            13,948            16,677                  13,958
     3/31/1995          15,150            14,285            17,168                  14,051
     4/30/1995          15,508            14,621            17,673                  14,247
     5/31/1995          16,118            15,197            18,378                  14,845
     6/30/1995          16,373            15,437            18,805                  14,963
     7/31/1995          16,734            15,777            19,428                  14,905
     8/31/1995          17,033            16,060            19,477                  15,096
     9/30/1995          17,269            16,282            20,298                  15,250
    10/31/1995          17,290            16,302            20,225                  15,473
    11/30/1995          17,763            16,748            21,112                  15,728
    12/31/1995          18,278            17,234            21,519                  15,960
     1/31/1996          18,570            17,509            22,251                  16,059
     2/29/1996          18,635            17,570            22,458                  15,719
     3/31/1996          18,771            17,698            22,674                  15,587
     4/30/1996          18,906            17,826            23,008                  15,480
     5/31/1996          19,120            18,028            23,600                  15,454
     6/30/1996          19,280            18,178            23,690                  15,660
     7/31/1996          18,640            17,575            22,644                  15,696
     8/31/1996          19,039            17,951            23,122                  15,658
     9/30/1996          19,639            18,516            24,423                  15,936
    10/31/1996          20,030            18,886            25,096                  16,308
    11/30/1996          20,943            19,747            26,991                  16,608
    12/31/1996          20,767            19,580            26,456                  16,423
     1/31/1997          21,639            20,403            28,108                  16,443
     2/28/1997          21,688            20,449            28,329                  16,477
     3/31/1997          21,043            19,840            27,167                  16,282
     4/30/1997          21,766            20,522            28,788                  16,520
     5/31/1997          22,720            21,422            30,539                  16,674
     6/30/1997          23,408            22,070            31,906                  16,874
     7/31/1997          24,889            23,467            34,444                  17,390
     8/31/1997          23,856            22,493            32,516                  17,195
     9/30/1997          24,813            23,396            34,295                  17,465
    10/31/1997          24,601            23,195            33,151                  17,745
    11/30/1997          24,974            23,547            34,685                  17,839
    12/31/1997          25,253            23,810            35,280                  18,026
     1/31/1998          25,544            24,084            35,670                  18,280
     2/28/1998          26,860            25,326            38,241                  18,243
     3/31/1998          27,824            26,234            40,197                  18,299
     4/30/1998          28,203            26,592            40,602                  18,391
     5/31/1998          27,618            26,040            39,905                  18,589
     6/30/1998          27,912            26,317            41,525                  18,778
     7/31/1998          27,589            26,012            41,083                  18,793
     8/31/1998          25,155            23,718            35,150                  19,160
     9/30/1998          26,454            24,942            37,402                  19,708
    10/31/1998          27,251            25,694            40,441                  19,569
    11/30/1998          28,037            26,435            42,891                  19,685
    12/31/1998          28,644            27,007            45,361                  19,733
     1/31/1999          28,925            27,272            47,257                  19,874
     2/28/1999          28,338            26,719            45,789                  19,401
     3/31/1999          28,374            26,753            47,620                  19,498
     4/30/1999          29,562            27,873            49,464                  19,546
     5/31/1999          28,786            27,141            48,298                  19,344
     6/30/1999          29,728            28,029            50,976                  19,284
     7/31/1999          28,967            27,312            49,386                  19,230
     8/31/1999          28,258            26,643            49,142                  19,215
     9/30/1999          27,821            26,231            47,796                  19,388
    10/31/1999          28,403            26,780            50,819                  19,439
    11/30/1999          28,620            26,984            51,852                  19,428
    12/31/1999          29,060            27,399            54,904                  19,309
     1/31/2000          28,473            26,846            52,146                  19,304
     2/29/2000          28,968            27,313            51,160                  19,546
     3/31/2000          29,266            27,593            56,162                  19,829
     4/30/2000          28,373            26,752            54,473                  19,732
     5/31/2000          27,997            26,398            53,355                  19,714
     6/30/2000          28,932            27,279            54,670                  20,117
     7/31/2000          28,708            27,067            53,816                  20,330
     8/31/2000          30,601            28,852            57,157                  20,617
     9/30/2000          30,676            28,923            54,140                  20,694
    10/31/2000          29,812            28,109            53,911                  20,824
    11/30/2000          28,136            26,528            49,664                  21,180
    12/31/2000          29,029            27,370            49,907                  21,598


Performance**         Class A          Class B          Class C
---------------------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
---------------------------------------------------------------------------------------------------------------------------
One Year                -0.11%           -1.00%           -0.97%
Five Years               9.69             8.76             8.39
Ten Years               11.25             N.A.             N.A.
Life of Fund+            9.98             9.34             8.92

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
---------------------------------------------------------------------------------------------------------------------------
One Year                -5.82%           -5.32%           -1.83%
Five Years               8.39             8.48             8.39
Ten Years               10.59             N.A.             N.A.
Life of Fund+            9.89             9.34             8.92

+ Inception Dates - Class A: 4/01/32; Class B: 11/02/93; Class C: 11/02/93

* Source: TowersData, Bethesda, MD.; Lipper, Inc.

  The chart compares the Fund's total return with those of the S&P 500 Index and the Lehman Brothers Government/Credit Bond Index. The S&P 500 is an unmanaged index of 500 common stocks commonly used as a measure of U.S. stock performance. The Lehman Brothers Government/Credit Bond Index is a diversified, unmanaged index of corporate and U.S. government bonds. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in Class A of the Fund, the S&P 500 Index and the Lehman Brothers Government/Credit Bond Index. An investment in the Fund's Class B and Class C shares on 11/2/93 at net asset value would have grown to $18,953 and $18,439 on December 31, 2000, respectively. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in them. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2000
Assets
------------------------------------------------------
Investment in Capital Growth Portfolio,
   at value
   (identified cost, $153,678,720)        $166,853,725
Investment in Investment Grade Income
   Portfolio, at value
   (identified cost, $102,228,514)         102,061,918
Receivable for Fund shares sold                409,126
------------------------------------------------------
TOTAL ASSETS                              $269,324,769
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    482,534
Payable to affiliate for Trustees' fees          1,128
Payable to affiliate for service fees              502
Accrued expenses                                83,867
------------------------------------------------------
TOTAL LIABILITIES                         $    568,031
------------------------------------------------------
NET ASSETS                                $268,756,738
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $256,412,138
Accumulated net realized loss from
   Portfolios (computed on the basis of
   identified cost)                           (830,405)
Net unrealized appreciation from
   Portfolios (computed on the basis of
   identified cost)                         13,175,005
------------------------------------------------------
TOTAL                                     $268,756,738
------------------------------------------------------
Class A Shares
------------------------------------------------------
NET ASSETS                                $205,944,421
SHARES OUTSTANDING                          33,098,851
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       6.22
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $6.22)       $       6.60
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $ 50,818,091
SHARES OUTSTANDING                           4,390,030
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      11.58
------------------------------------------------------
Class C Shares
------------------------------------------------------
NET ASSETS                                $ 11,994,226
SHARES OUTSTANDING                           1,081,295
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $      11.09
------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2000
Investment Income
------------------------------------------------------
Interest allocated from Portfolios        $  7,923,758
Dividends allocated from Portfolios
   (net of foreign taxes, $1,013)            1,342,080
Miscellaneous income                            22,463
Expenses allocated from Portfolios          (2,121,467)
------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIOS     $  7,166,834
------------------------------------------------------

Expenses
------------------------------------------------------
Trustees' fees and expenses               $      4,338
Distribution and service fees
   Class A                                     408,600
   Class B                                     548,625
   Class C                                      89,494
Transfer and dividend disbursing
   agent fees                                  398,188
Registration fees                               38,500
Custodian fee                                   31,879
Printing and postage                            30,364
Legal and accounting services                   23,662
Miscellaneous                                   29,842
------------------------------------------------------
TOTAL EXPENSES                            $  1,603,492
------------------------------------------------------

NET INVESTMENT INCOME                     $  5,563,342
------------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolios
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ 47,458,827
------------------------------------------------------
NET REALIZED GAIN                         $ 47,458,827
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(53,966,086)
------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $(53,966,086)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $ (6,507,259)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $   (943,917)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------------------------------------------------------
From operations --
   Net investment income                  $       5,563,342  $       7,681,130
   Net realized gain                             47,285,758          2,306,741
   Net change in unrealized
      appreciation (depreciation)               (53,793,017)        (5,818,018)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $        (943,917) $       4,169,853
------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $      (4,631,771) $      (6,528,540)
      Class B                                      (711,271)        (1,244,137)
      Class C                                      (108,400)          (182,168)
   In excess of net investment income
      Class B                                            --             (4,166)
   From net realized gain
      Class A                                   (43,360,161)        (4,538,312)
      Class B                                    (6,065,472)          (720,243)
      Class C                                    (1,404,981)          (115,910)
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $     (56,282,056) $     (13,333,476)
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $       9,586,441  $      13,887,731
      Class B                                     4,719,922         13,804,115
      Class C                                     5,858,639          3,542,983
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                    36,001,494          7,228,182
      Class B                                     5,955,222          1,759,599
      Class C                                     1,459,793            280,791
   Cost of shares redeemed
      Class A                                   (35,834,870)       (39,550,883)
      Class B                                   (19,752,402)       (19,645,700)
      Class C                                    (4,309,238)        (3,700,084)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $       3,685,001  $     (22,393,266)
------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $     (53,540,972) $     (31,556,889)
------------------------------------------------------------------------------

                                          YEAR ENDED         YEAR ENDED
NET ASSETS                                DECEMBER 31, 2000  DECEMBER 31, 1999
------------------------------------------------------------------------------
At beginning of year                      $     322,297,710  $     353,854,599
------------------------------------------------------------------------------
AT END OF YEAR                            $     268,756,738  $     322,297,710
------------------------------------------------------------------------------
Accumulated undistributed
net investment income
included in net assets
------------------------------------------------------------------------------
AT END OF YEAR                            $              --  $         304,575
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                               CLASS A
                                  -----------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                  -----------------------------------------------------------------
                                    2000(1)        1999(1)        1998         1997         1996
---------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  7.920       $  8.140      $  8.700     $  8.090     $  8.150
---------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------
Net investment income              $  0.161       $  0.195      $  0.226     $  0.208     $  0.254
Net realized and unrealized
   gain (loss)                       (0.162)        (0.080)        0.901        1.492        0.821
---------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ (0.001)      $  0.115      $  1.127     $  1.700     $  1.075
---------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------
From net investment income         $ (0.160)      $ (0.200)     $ (0.220)    $ (0.200)    $ (0.254)
In excess of net investment
   income                                --             --            --           --       (0.001)
From net realized gain               (1.539)        (0.135)       (1.467)      (0.890)      (0.880)
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (1.699)      $ (0.335)     $ (1.687)    $ (1.090)    $ (1.135)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  6.220       $  7.920      $  8.140     $  8.700     $  8.090
---------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                       (0.11)%         1.45%        13.43%       21.60%       13.61%
---------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $205,944       $244,507      $270,277     $263,730     $240,217
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.11%          0.97%         0.98%        0.97%        0.93%
   Net investment income               2.10%          2.45%         2.45%        2.35%        3.03%
Portfolio Turnover of the
   Balanced Portfolio                    60%(4)         33%           49%          37%          64%
Portfolio Turnover of the
   Capital Growth Portfolio             271%(5)
Portfolio Turnover of the
   Investment Grade Income
   Portfolio                             47%(5)
---------------------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolios' allocated expenses.
 (4)  For the period from January 1, 2000 to March 6, 2000.
 (5) For the period from the start of business, March 7, 2000 to December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                 CLASS B
                                  --------------------------------------
                                         YEAR ENDED DECEMBER 31,
                                  --------------------------------------
                                    2000(1)        1999(1)        1998
------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $13.410        $13.680      $13.680
------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------
Net investment income               $ 0.172        $ 0.221      $ 0.231
Net realized and unrealized
   gain (loss)                       (0.298)        (0.121)       1.451
------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(0.126)       $ 0.100      $ 1.682
------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------
From net investment income          $(0.165)       $(0.234)     $(0.215)
In excess of net investment
   income                                --         (0.001)          --
From net realized gain               (1.539)        (0.135)      (1.467)
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(1.704)       $(0.370)     $(1.682)
------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $11.580        $13.410      $13.680
------------------------------------------------------------------------

TOTAL RETURN(2)                       (1.00)%         0.74%       12.59%
------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $50,818        $67,207      $72,836
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.89%          1.78%        1.81%
   Net investment income               1.31%          1.64%        1.62%
Portfolio Turnover of the
   Balanced Portfolio                    60%(4)         33%          49%
Portfolio Turnover of the
   Capital Growth Portfolio             271%(5)
Portfolio Turnover of the
   Investment Income Portfolio           47%(5)
------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolios' allocated expenses.
 (4)  For the period from January 1, 2000 to March 6, 2000.
 (5) For the period from the start of business, March 7, 2000 to December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                 CLASS C
                                  --------------------------------------
                                         YEAR ENDED DECEMBER 31,
                                  --------------------------------------
                                    2000(1)        1999(1)        1998
------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $12.900        $13.170      $13.240
------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------
Net investment income               $ 0.164        $ 0.205      $ 0.216
Net realized and unrealized
   gain (loss)                       (0.280)        (0.130)       1.401
------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(0.116)       $ 0.075      $ 1.617
------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------
From net investment income          $(0.155)       $(0.210)     $(0.220)
From net realized gain               (1.539)        (0.135)      (1.467)
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(1.694)       $(0.345)     $(1.687)
------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $11.090        $12.900      $13.170
------------------------------------------------------------------------

TOTAL RETURN(2)                       (0.97)%         0.58%       12.51%
------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $11,994        $10,584      $10,742
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.92%          1.84%        1.85%
   Net investment income               1.30%          1.58%        1.58%
Portfolio Turnover of the
   Balance Portfolio                     60%(4)         33%          49%
Portfolio Turnover of the
   Capital Growth Portfolio             271%(5)
Portfolio Turnover of the
   Investment Grade Income
   Portfolio                             47%(5)
------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3) Includes the Fund's share of its corresponding Portfolios' allocated expenses.
 (4)  For the period from January 1, 2000 to March 6, 2000.
 (5) For the period from the start of business, March 7, 2000 to December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Balanced Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares generally are sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see
   Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in two Portfolios, Capital Growth Portfolio and Investment Grade Income Portfolio (the Portfolios), which are New York trusts. The investment objectives and policies of the two Portfolios together are the same as those of the Fund. The value of the Fund's investment in the Portfolios reflects the Fund's proportionate interest in the net assets of the Capital Growth Portfolio and the Investment Grade Income Portfolio (97.5% and 94.4%, respectively, at December 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Portfolios, including the portfolios of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Valuations of securities by the Portfolios are discussed in Note 1A of each Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolios, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $50,934,472 as a long-term capital gain distribution for its taxable year ended December 31, 2000.

 D Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   The Fund's present policy is to pay quarterly dividends from net investment income allocated to the Fund by the Portfolios (less the Fund's direct expenses) and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) so allocated. Shareholders may reinvest all distributions in shares of the same class of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only, are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS A                                      2000         1999
    ------------------------------------------------------------------
    Sales                                      1,252,899    1,738,700
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                               5,638,154      909,455
    Redemptions                               (4,660,435)  (4,979,333)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                    2,230,618   (2,331,178)
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS B                                      2000         1999
    ------------------------------------------------------------------
    Sales                                        367,476    1,018,888
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 503,973      130,316
    Redemptions                               (1,494,624)  (1,459,657)
    ------------------------------------------------------------------
    NET DECREASE                                (623,175)    (310,453)
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS C                                      2000         1999
    ------------------------------------------------------------------
    Sales                                        470,792      271,995
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                 129,482       21,655
    Redemptions                                 (339,157)    (289,417)
    ------------------------------------------------------------------
    NET INCREASE                                 261,117        4,233
    ------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolios who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $11,119 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2000.

   Certain officers and Trustees of the Fund and of the Portfolios are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares
   (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $423,265 and $67,053 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2000, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2000, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $1,219,000 and $1,214,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investments dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. The Trustees approved quarterly service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares sold on or after October 12, 1999, and 0.25% per annum for shares sold prior thereto and outstanding for at least one year. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended December 31, 2000 amounted to $408,600, $125,360, and $22,441 for Class A, Class B, and Class C shares, respectively.

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited circumstances. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $169,000 and $2,000 of CDSC paid by shareholders for Class B and Class C shares, respectively, for the year ended December 31, 2000.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Capital Growth Portfolio for the year ended December 31, 2000, aggregated $11,252,117 and $30,474,098, respectively. Increases and decreases in the Fund's investment in the Investment Grade Income Portfolio for the year ended December 31, 2000, aggregated $3,097,293 and $21,909,129, respectively. Increases and decreases in the Fund's investment in the Balanced Portfolio for the period ended March 6, 2000, aggregated $3,523,338 and $20,562,025, respectively. The above increases and decreases exclude transfer of net assets amounts
   (see Note 9).

8 Investment in Portfolios
-------------------------------------------
   For the year ended December 31, 2000, the Fund was allocated net investment income and realized and unrealized gain (loss) from the Portfolios as follows:

                                                             INVESTMENT
                                                CAPITAL        GRADE
                                                 GROWTH        INCOME       BALANCED
                                              PORTFOLIO(1)  PORTFOLIO(1)  PORTFOLIO(2)     TOTAL
    ------------------------------------------------------------------------------------------------
    Dividend income                           $  1,081,924  $        --   $    260,156  $  1,342,080
    Interest income                                433,164    5,998,778      1,491,816     7,923,758
    Miscellaneous Income                                --           --             --        22,463
    Expenses                                    (1,082,467)    (626,941)      (412,059)   (2,121,467)
    ------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME                     $    432,621  $ 5,371,837   $  1,339,913  $  7,166,834
    ------------------------------------------------------------------------------------------------
    Net realized gain (loss) --
       Investment transactions
       (identified cost basis)                $  5,252,284  $(1,885,628)  $ 43,919,102  $ 47,285,758
    ------------------------------------------------------------------------------------------------
    Change in unrealized
       Appreciation (depreciation) --
          Investments                         $(16,356,471) $ 4,950,204   $(42,386,750) $(53,793,017)
    ------------------------------------------------------------------------------------------------

 (1) For the period from the start of business, March 7, 2000, to December 31, 2000.
 (2)  For the period from January 1, 2000 to March 6, 2000.

9 Transfer of Net Assets
-------------------------------------------
   At the close of business on March 6, 2000, the Fund withdrew net assets of $309,221,573 from Balanced Portfolio, including net unrealized appreciation of $24,791,298. Subsequently, the Fund contributed net assets of $196,706,145 and $112,515,428 into Capital Growth Portfolio and Investment Grade Income Portfolio, respectively, including net unrealized appreciation and depreciation of $29,830,011 and $5,038,713, respectively, in exchange for interests therein. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2000

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE BALANCED FUND:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Balanced Fund (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 99.4%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Advertising and Marketing Services -- 2.7%
-----------------------------------------------------------------------
Getty Images, Inc.(1)                          99,500      $  3,184,000
Interact Commerce Corp.(1)                    175,500         1,469,813
-----------------------------------------------------------------------
                                                           $  4,653,813
-----------------------------------------------------------------------
Aerospace and Defense -- 4.5%
-----------------------------------------------------------------------
AAR Corp.                                     170,000      $  2,146,250
BE Aerospace, Inc.(1)                         155,000         2,480,000
Boeing Company (The)                           44,000         2,904,000
DONCASTERS plc ADR                             10,000           200,000
-----------------------------------------------------------------------
                                                           $  7,730,250
-----------------------------------------------------------------------
Apparel -- 3.3%
-----------------------------------------------------------------------
Abercrombie & Fitch Co.(1)                     60,000      $  1,200,000
AnnTaylor Stores Corp.                         22,500           561,094
Gymboree Corp.                                135,000         1,873,125
Pacific Sunwear of California, Inc.(1)         80,000         2,050,000
-----------------------------------------------------------------------
                                                           $  5,684,219
-----------------------------------------------------------------------
Auto and Parts -- 0.9%
-----------------------------------------------------------------------
Goodyear Tire & Rubber Co.                     70,000      $  1,609,300
-----------------------------------------------------------------------
                                                           $  1,609,300
-----------------------------------------------------------------------
Biotechnology -- 3.4%
-----------------------------------------------------------------------
Genzyme Corp.(1)                               49,626      $  4,463,238
Monsanto Co.(1)                                50,500         1,366,656
-----------------------------------------------------------------------
                                                           $  5,829,894
-----------------------------------------------------------------------
Brokerage -- 2.6%
-----------------------------------------------------------------------
Goldman Sachs Group, Inc.                      29,000      $  3,101,187
Lehman Brothers Holdings, Inc.                 20,000         1,352,500
-----------------------------------------------------------------------
                                                           $  4,453,687
-----------------------------------------------------------------------
Business Services - Miscellaneous -- 3.9%
-----------------------------------------------------------------------
Critical Path, Inc.(1)                        116,000      $  3,567,000
Forrester Research, Inc.(1)                    62,200         3,113,887
-----------------------------------------------------------------------
                                                           $  6,680,887
-----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Communications Services -- 1.5%
-----------------------------------------------------------------------
McLeodUSA, Inc.(1)                            120,000      $  1,695,000
Sprint Corp. (PCS Group)(1)                    45,000           919,687
-----------------------------------------------------------------------
                                                           $  2,614,687
-----------------------------------------------------------------------
Computer Equipment -- 4.3%
-----------------------------------------------------------------------
Clarent Corp.(1)                               40,000      $    452,500
Emulex Corp.(1)                                87,000         6,954,562
-----------------------------------------------------------------------
                                                           $  7,407,062
-----------------------------------------------------------------------
Computer Services -- 7.0%
-----------------------------------------------------------------------
Computer Access Technology Corp.(1)            14,700      $    150,675
Concord EFS, Inc.(1)                          172,500         7,579,219
Keynote Systems, Inc.(1)                      205,000         2,908,437
LifeMinders, Inc.(1)                          227,000           794,500
Storage Networks, Inc.                         20,000           496,250
-----------------------------------------------------------------------
                                                           $ 11,929,081
-----------------------------------------------------------------------
Computer Software -- 2.6%
-----------------------------------------------------------------------
3DO Company (The)                              50,000      $    131,250
Pinnacle Systems, Inc.(1)                     240,000         1,770,000
SilverStream Software, Inc.(1)                127,300         2,625,562
-----------------------------------------------------------------------
                                                           $  4,526,812
-----------------------------------------------------------------------
Computers and Business Equipment -- 0.6%
-----------------------------------------------------------------------
Insight Enterprises, Inc.(1)                   59,350      $  1,064,591
-----------------------------------------------------------------------
                                                           $  1,064,591
-----------------------------------------------------------------------
Distribution Services -- 1.5%
-----------------------------------------------------------------------
Cardinal Health, Inc.                          24,926      $  2,483,253
-----------------------------------------------------------------------
                                                           $  2,483,253
-----------------------------------------------------------------------
Drugs -- 1.1%
-----------------------------------------------------------------------
Alpharma, Inc.                                 42,000      $  1,842,750
-----------------------------------------------------------------------
                                                           $  1,842,750
-----------------------------------------------------------------------
Electronic Components - Instruments -- 1.1%
-----------------------------------------------------------------------
Keithley Instruments, Inc.                     45,000      $  1,937,813
-----------------------------------------------------------------------
                                                           $  1,937,813
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Financial -- 1.0%
-----------------------------------------------------------------------
MGIC Investment Corp.                          25,000      $  1,685,938
-----------------------------------------------------------------------
                                                           $  1,685,938
-----------------------------------------------------------------------
Financial Services -- 9.4%
-----------------------------------------------------------------------
Federal Home Loan Mortgage Corp.               60,000      $  4,132,500
Federal National Mortgage Association         105,000         9,108,750
Fidelity National Financial, Inc.              75,000         2,770,313
-----------------------------------------------------------------------
                                                           $ 16,011,563
-----------------------------------------------------------------------
Financial Services - Miscellaneous -- 1.8%
-----------------------------------------------------------------------
Astoria Financial Corp.                        30,000      $  1,629,375
H&R Block, Inc.                                35,000         1,448,125
-----------------------------------------------------------------------
                                                           $  3,077,500
-----------------------------------------------------------------------
Gaming -- 1.5%
-----------------------------------------------------------------------
Anchor Gaming                                  65,000      $  2,535,000
-----------------------------------------------------------------------
                                                           $  2,535,000
-----------------------------------------------------------------------
Health Care Services -- 1.0%
-----------------------------------------------------------------------
HealthSouth Corp.(1)                          100,000      $  1,631,250
-----------------------------------------------------------------------
                                                           $  1,631,250
-----------------------------------------------------------------------
Health Services -- 1.8%
-----------------------------------------------------------------------
Caremark Rx, Inc.(1)                          230,000      $  3,119,375
-----------------------------------------------------------------------
                                                           $  3,119,375
-----------------------------------------------------------------------
Insurance -- 0.3%
-----------------------------------------------------------------------
Progressive Corp.                               5,500      $    569,938
-----------------------------------------------------------------------
                                                           $    569,938
-----------------------------------------------------------------------
Internet -- 7.8%
-----------------------------------------------------------------------
eBay, Inc.                                    107,000      $  3,531,000
TMP Worldwide, Inc.(1)                        177,000         9,735,000
-----------------------------------------------------------------------
                                                           $ 13,266,000
-----------------------------------------------------------------------
Investment Services -- 0.7%
-----------------------------------------------------------------------
Stilwell Financial, Inc.                       30,000      $  1,183,125
-----------------------------------------------------------------------
                                                           $  1,183,125
-----------------------------------------------------------------------
SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
IT Consulting -- 1.2%
-----------------------------------------------------------------------
DiamondCluster International, Inc.(1)          65,000      $  1,982,500
-----------------------------------------------------------------------
                                                           $  1,982,500
-----------------------------------------------------------------------
Manufactured Housing -- 0.1%
-----------------------------------------------------------------------
Champion Enterprises, Inc.                     10,000      $     27,500
Clayton Homes, Inc.                            10,000           115,000
-----------------------------------------------------------------------
                                                           $    142,500
-----------------------------------------------------------------------
Medical Products -- 1.0%
-----------------------------------------------------------------------
Novoste Corp.(1)                               60,000      $  1,650,000
-----------------------------------------------------------------------
                                                           $  1,650,000
-----------------------------------------------------------------------
Metals - Industrial -- 8.8%
-----------------------------------------------------------------------
North American Palladium Ltd.                 100,000      $    900,000
Precision Castparts Corp.                     324,000        13,628,250
RTI International Metals, Inc.(1)              40,000           572,500
-----------------------------------------------------------------------
                                                           $ 15,100,750
-----------------------------------------------------------------------
Oil Services -- 0.0%
-----------------------------------------------------------------------
Foster Wheeler Corp.                           10,000      $     52,500
-----------------------------------------------------------------------
                                                           $     52,500
-----------------------------------------------------------------------
Pharmaceuticals - Generic -- 1.3%
-----------------------------------------------------------------------
Andrx Group(1)                                 15,000      $    868,125
Barr Laboratories, Inc.                        18,000         1,312,875
-----------------------------------------------------------------------
                                                           $  2,181,000
-----------------------------------------------------------------------
Retail -- 2.3%
-----------------------------------------------------------------------
Barnes & Noble, Inc.                           50,000      $  1,325,000
Dollar General Corp.                           60,000         1,132,500
Hollywood Entertainment Corp.(1)              970,000         1,030,625
Office Depot, Inc.(1)                          60,000           427,500
-----------------------------------------------------------------------
                                                           $  3,915,625
-----------------------------------------------------------------------
Retail - Electric -- 0.5%
-----------------------------------------------------------------------
Best Buy Co., Inc.(1)                          30,000      $    886,875
-----------------------------------------------------------------------
                                                           $    886,875
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Retail - Food and Drug -- 0.8%
-----------------------------------------------------------------------
Winn-Dixie Stores, Inc.                        70,000      $  1,356,250
-----------------------------------------------------------------------
                                                           $  1,356,250
-----------------------------------------------------------------------
Satellite TV -- 0.9%
-----------------------------------------------------------------------
Canadian Satellite Communications, Inc.        32,500      $    648,050
EchoStar Communications Corp.(1)               40,000           910,000
-----------------------------------------------------------------------
                                                           $  1,558,050
-----------------------------------------------------------------------
Semiconductors -- 2.2%
-----------------------------------------------------------------------
AudioCodes Ltd.(1)                            176,000      $  2,387,000
GlobeSpan, Inc.                                50,000         1,375,000
-----------------------------------------------------------------------
                                                           $  3,762,000
-----------------------------------------------------------------------
Software -- 6.0%
-----------------------------------------------------------------------
Check Point Software Technology Ltd.(1)        28,000      $  3,739,750
Macromedia, Inc.                               50,000         3,037,500
VeriSign, Inc.                                 20,000         1,483,750
VERITAS Software Corp.(1)                      22,500         1,968,750
-----------------------------------------------------------------------
                                                           $ 10,229,750
-----------------------------------------------------------------------
Telecommunication Equipment -- 0.9%
-----------------------------------------------------------------------
Auspex Systems, Inc.(1)                        40,000      $    280,000
Somera Communications, Inc.(1)                150,000         1,303,125
-----------------------------------------------------------------------
                                                           $  1,583,125
-----------------------------------------------------------------------
Tobacco -- 5.9%
-----------------------------------------------------------------------
Philip Morris Co., Inc.                       229,500      $ 10,098,000
-----------------------------------------------------------------------
                                                           $ 10,098,000
-----------------------------------------------------------------------
Wireless Communication Services -- 1.2%
-----------------------------------------------------------------------
Spectrasite Holdings, Inc.                     55,000      $    728,750
Western Wireless Corp.(1)                      34,000         1,332,375
-----------------------------------------------------------------------
                                                           $  2,061,125
-----------------------------------------------------------------------
Total Common Stocks
   (identified cost $154,991,798)                          $170,087,838
-----------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS -- 0.7%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Metals - Gold -- 0.7%
-----------------------------------------------------------------------
Freeport McMoRan Copper & Gold, 7%
Series CV                                     125,000      $  1,250,000
-----------------------------------------------------------------------
                                                           $  1,250,000
-----------------------------------------------------------------------
Total Convertible Preferred Stocks
   (identified cost $2,872,500)                            $  1,250,000
-----------------------------------------------------------------------

COMMERCIAL PAPER -- 1.0%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Corporate Receivables Corp., 6.53%,
1/2/01                                       $  1,627      $  1,626,705
-----------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $1,626,705)                         $  1,626,705
-----------------------------------------------------------------------
Total Investments -- 101.1%
   (identified cost $159,491,003)                          $172,964,543
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- (1.1)%                   $ (1,838,652)
-----------------------------------------------------------------------
Net Assets -- 100.0%                                       $171,125,891
-----------------------------------------------------------------------

 ADR - American Depositary Receipt
 (1)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2000
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $159,491,003)        $172,964,543
Cash                                             1,954
Receivable for investments sold              3,231,688
Dividends receivable                           163,108
------------------------------------------------------
TOTAL ASSETS                              $176,361,293
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable for investments purchased         $  5,199,534
Payable to affiliate for Trustees' fees          3,835
Accrued expenses                                32,033
------------------------------------------------------
TOTAL LIABILITIES                         $  5,235,402
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $171,125,891
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $157,652,351
Net unrealized appreciation (computed on
   the basis of identified cost)            13,473,540
------------------------------------------------------
TOTAL                                     $171,125,891
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED
DECEMBER 31, 2000(1)
Investment Income
------------------------------------------------------
Dividends (net of foreign taxes, $2,414)  $  1,084,574
Interest                                       434,964
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $  1,519,538
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $    925,164
Trustees' fees and expenses                     12,289
Custodian fee                                  109,483
Legal and accounting services                   22,832
Miscellaneous                                   15,597
------------------------------------------------------
TOTAL EXPENSES                            $  1,085,365
------------------------------------------------------

NET INVESTMENT INCOME                     $    434,173
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $  5,248,017
------------------------------------------------------
NET REALIZED GAIN                         $  5,248,017
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(16,356,471)
------------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $(16,356,471)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(11,108,454)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(10,674,281)
------------------------------------------------------

 (1) For the period from the start of business, March 7, 2000, to December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       PERIOD ENDED
IN NET ASSETS                             DECEMBER 31, 2000(1)
--------------------------------------------------------------
From operations --
   Net investment income                  $            434,173
   Net realized gain                                 5,248,017
   Net change in unrealized
      appreciation (depreciation)                  (16,356,471)
--------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                        $        (10,674,281)
--------------------------------------------------------------
Capital transactions --
   Assets contributed by Eaton Vance
      Balanced Fund                       $        196,706,145
   Contributions                                    15,519,393
   Withdrawals                                     (30,525,376)
--------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $        181,700,162
--------------------------------------------------------------

NET INCREASE IN NET ASSETS                $        171,025,881
--------------------------------------------------------------

Net Assets
--------------------------------------------------------------
At beginning of period                    $            100,010
--------------------------------------------------------------
AT END OF PERIOD                          $        171,125,891
--------------------------------------------------------------

 (1) For the period from the start of business, March 7, 2000, to December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                  PERIOD ENDED DECEMBER 31,
                                  -------------------------
                                           2000(1)
-----------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                                   0.72%(2)
   Net investment income                      0.29%(2)
Portfolio Turnover                             271%
-----------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                        $171,126
-----------------------------------------------------------

 (1) For the period from the start of business, March 7, 2000, to December 31, 2000.
 (2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Capital Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve long-term growth of capital by investing in a portfolio consisting of common stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Listed or unlisted securities for which closing sale prices are not available are valued at the mean between latest bid and asked prices. Short-term obligations and money market securities maturing in 60 days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income may include dividends that represent returns of capital for federal income tax purposes.

 C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2000, $1,121 in credit balances were used to reduce the Portfolio's custodian fee.

 F Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the security sold.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% per annum) of the Portfolio's average daily net assets up to and including $170 million and 1/24 of 1% (0.50% per annum) of average daily net assets over $170 million. For the period ended December 31, 2000 the fee was equivalent to 0.614% of the Portfolio's average net assets for such period and amounted to $925,164. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their service to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended December 31, 2000, no significant amounts have been deferred.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $465,781,615 and $480,312,079, respectively.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2000, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $162,476,246
    ------------------------------------------------------
    Gross unrealized appreciation             $ 32,949,961
    Gross unrealized depreciation              (22,461,664)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 10,488,297
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period ended
   December 31, 2000.

6 Transfer of Net Assets
-------------------------------------------
   Prior to the opening of business on March 7, 2000, Eaton Vance Balanced Fund, pursuant to an Agreement and Plan of Reorganization dated February 29, 2000, contributed net assets to the Portfolio of $196,706,145, in exchange for an interest therein, including $29,830,011 of net unrealized appreciation. The transaction was structured for tax purposes to qualify as a tax free exchange under the Internal Revenue Code.

CAPITAL GROWTH PORTFOLIO AS OF DECEMBER 31, 2000

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF CAPITAL GROWTH PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Capital Growth Portfolio (the "Portfolio") at December 31, 2000, and the results of its operations, the changes in its net assets and the supplementary data for the period March 7, 2000, (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

INVESTMENT GRADE INCOME PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS

CORPORATE BONDS -- 63.6%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Air Products and Chemicals, Inc., MTN,
7.34%, 6/15/26                                $ 2,150      $  2,155,491
Albertson's, Inc., MTN, 6.56%, 7/26/27             50            47,689
Allegiance Corp., 7.00%, 10/15/26                 200           200,866
Ameritech Capital Funding,
5.95%, 1/15/38                                    100            97,778
Associates Corp., N.A., 5.96%, 5/15/37             30            30,024
BellSouth Capital Funding,
6.04%, 11/15/26                                 1,595         1,597,759
Beneficial Corp., 8.40%, 5/15/08                  330           353,994
BHP Finance, 6.42%, 3/1/26                        130           129,826
Coca-Cola Enterprise, 7.00%, 10/1/26              145           150,082
Commercial Credit Corp., 6.625%, 6/1/15         1,000         1,008,620
Commercial Credit Corp., 7.875%, 2/1/25         2,000         2,150,280
Commercial Credit Corp., 8.70%, 6/15/10           100           111,867
Eaton Corp., 6.50%, 6/1/25                        400           391,224
Eaton Corp., 8.875%, 6/15/19                    1,325         1,465,185
First Union Corp., 6.824%, 8/1/26                  25            24,814
First Union National Bank of Florida,
6.18%, 2/15/36                                    150           144,691
General Motors Accept Corp.,
8.875%, 6/1/10                                  2,150         2,367,795
Grand Metropolitan Investment Corp.,
7.45%, 4/15/35                                  3,090         3,222,746
Harris Corp., 6.65%, 8/1/06                     3,500         3,495,450
Hertz Corp., 6.30%, 11/15/06                      125           124,038
IBM Corp., 6.22%, 8/1/27                           65            64,580
Ingersoll-Rand, 6.391%, 11/15/27                   50            49,417
Ingersoll-Rand, MTN, 6.015%, 2/15/28               25            24,995
Inter-American Development Bank,
6.95%, 8/1/26                                     220           231,684
Inter-American Development Bank,
8.40%, 9/1/09                                   3,690         4,279,773
ITT Corp., 8.55%, 6/15/09                         450           470,884
Johnson Controls, 7.70%, 3/1/15                 3,000         3,119,220
Lowe's Cos., Inc., MTN, 7.11%, 5/15/37          5,000         4,936,250
MCI Communications Corp.,
7.125%, 6/15/27                                    25            24,995
Mead Corp., 6.84%, 3/1/37                       2,000         1,963,260
Merck & Co., Inc., MTN, 5.76%, 5/3/37             160           160,520
Motorola, Inc., 6.50%, 9/1/25                   3,000         2,961,540
                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
Motorola, Inc., 8.40%, 8/15/31                $    50      $     53,396
National Fuel Gas Co., MTN,
6.214%, 8/12/27                                 1,710         1,714,378
NBD Bank N.A., 8.25%, 11/1/24                     185           198,499
Oklahoma Gas & Electric, 6.50%, 7/15/17            50            50,319
Potomac Electric Power, 6.25%, 10/15/07            35            34,879
Procter and Gamble Co., 8.00%, 9/1/24           3,000         3,434,910
Regions Financial Corp., 7.75%, 9/15/24         1,000         1,025,750
State Street Bank, 7.35%, 6/15/26               2,450         2,538,910
Tennessee Valley Authority,
5.88%, 4/1/36                                   3,350         3,378,475
Tennessee Valley Authority,
6.235%, 7/15/45                                 1,700         1,711,713
Times Mirror Co., 6.61%, 9/15/27                3,250         3,241,810
Transcontinental Gas Pipeline Corp.,
7.08%, 7/15/26                                  2,600         2,612,870
Tribune Co., MTN, 6.25%, 11/10/26               1,000         1,012,800
TRW, Inc., MTN, 9.35%, 6/4/20                   1,395         1,350,779
Washington Gas Light Co., MTN,
6.62%, 10/23/26                                   200           200,372
Washington Gas Light Co., MTN,
7.50%, 4/1/30                                   2,000         2,085,800
Willamette Industries, 7.35%, 7/1/26            4,075         4,085,654
Xerox Corp., MTN, 5.875%, 6/15/37               2,950         2,478,000
-----------------------------------------------------------------------
Total Corporate Bonds
   (identified cost, $69,814,260)                          $ 68,766,651
-----------------------------------------------------------------------

MORTGAGE PAY-THROUGHS -- 1.9%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
FHLMC, PAC CMO, Series 1627-PZ,
5.60%, 8/15/17                                $   330      $    329,549
FHLMC, PAC CMO, Series 41-F,
10.00%, 5/15/20                                   628           665,755
FNMA, PAC CMO, Series 1990 24-E,
9.00%, 3/25/20                                    244           247,072
FNMA, PAC CMO, Series 1992 64-H,
7.50%, 9/25/06                                    846           847,756
-----------------------------------------------------------------------
Total Mortgage Pay-Throughs
   (identified cost, $2,040,705)                           $  2,090,132
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT GRADE INCOME PORTFOLIO AS OF DECEMBER 31, 2000

PORTFOLIO OF INVESTMENTS CONT'D

U.S. TREASURY OBLIGATIONS -- 28.2%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
U.S. Treasury Bond, 7.25%, 8/15/22            $ 1,000      $  1,206,470
U.S. Treasury Bond, 7.50%, 11/15/16             7,500         9,044,475
U.S. Treasury Bond, 10.75%, 8/15/05            10,000        12,272,600
U.S. Treasury Note, 5.25%, 5/31/01              7,000         6,984,670
U.S. Treasury Note, 6.50%, 8/31/01              1,000         1,004,910
-----------------------------------------------------------------------
Total U.S. Treasury Obligations
   (identified cost, $29,603,452)                          $ 30,513,125
-----------------------------------------------------------------------

COMMERCIAL PAPER -- 4.5%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
-----------------------------------------------------------------------
American Express Credit Corp.,
6.48%, 1/2/01                                 $ 4,854      $  4,853,126
-----------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $4,853,126)                         $  4,853,126
-----------------------------------------------------------------------
Total Investments -- 98.2%
   (identified cost $106,311,543)                          $106,223,034
-----------------------------------------------------------------------
Other Assets, Less Liabilities -- 1.8%                     $  1,901,096
-----------------------------------------------------------------------
Net Assets -- 100.0%                                       $108,124,130
-----------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT GRADE INCOME PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2000
Assets
------------------------------------------------------
Investments, at value
   (identified cost, $106,311,543)        $106,223,034
Cash                                             3,633
Interest receivable                          1,919,901
------------------------------------------------------
TOTAL ASSETS                              $108,146,568
------------------------------------------------------

Liabilities
------------------------------------------------------
Payable to affiliate for Trustees' fees   $      2,060
Accrued expenses                                20,378
------------------------------------------------------
TOTAL LIABILITIES                         $     22,438
------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $108,124,130
------------------------------------------------------
Sources of Net Assets
------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $108,212,639
Net unrealized depreciation (computed on
   the basis of identified cost)               (88,509)
------------------------------------------------------
TOTAL                                     $108,124,130
------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED
DECEMBER 31, 2000(1)
Investment Income
-----------------------------------------------------
Interest                                  $ 6,070,279
-----------------------------------------------------
TOTAL INVESTMENT INCOME                   $ 6,070,279
-----------------------------------------------------

Expenses
-----------------------------------------------------
Investment adviser fee                    $   534,838
Trustees' fees and expenses                     6,612
Custodian fee                                  53,445
Legal and accounting services                  38,228
Miscellaneous                                   1,398
-----------------------------------------------------
TOTAL EXPENSES                            $   634,521
-----------------------------------------------------

NET INVESTMENT INCOME                     $ 5,435,758
-----------------------------------------------------

Realized and Unrealized Gain (Loss)
-----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(1,884,764)
-----------------------------------------------------
NET REALIZED LOSS                         $(1,884,764)
-----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ 4,950,204
-----------------------------------------------------
NET CHANGE IN UNREALIZED
   APPRECIATION (DEPRECIATION)            $ 4,950,204
-----------------------------------------------------

NET REALIZED AND UNREALIZED GAIN          $ 3,065,440
-----------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 8,501,198
-----------------------------------------------------

 (1) For the period from the start of business, March 7, 2000, to December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT GRADE INCOME PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       PERIOD ENDED
IN NET ASSETS                             DECEMBER 31, 2000(1)
--------------------------------------------------------------
From operations --
   Net investment income                  $          5,435,758
   Net realized loss                                (1,884,764)
   Net change in unrealized
      appreciation (depreciation)                    4,950,204
--------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $          8,501,198
--------------------------------------------------------------
Capital transactions --
   Assets contributed by Eaton Vance
      Balanced Fund                       $        112,515,428
   Contributions                                     9,048,328
   Withdrawals                                     (22,040,834)
--------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $         99,522,922
--------------------------------------------------------------

NET INCREASE IN NET ASSETS                $        108,024,120
--------------------------------------------------------------

Net Assets
--------------------------------------------------------------
At beginning of period                    $            100,010
--------------------------------------------------------------
AT END OF PERIOD                          $        108,124,130
--------------------------------------------------------------

 (1) For the period from the start of business, March 7, 2000, to December 31, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT GRADE INCOME PORTFOLIO AS OF DECEMBER 31, 2000

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                  PERIOD ENDED DECEMBER 31,
                                  -------------------------
                                           2000(1)
-----------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                                   0.74%(2)
   Net investment income                      6.34%(2)
Portfolio Turnover                              47%
-----------------------------------------------------------
NET ASSETS, END OF PERIOD
   (000'S OMITTED)                        $108,124
-----------------------------------------------------------

 (1) For the period from the start of business, March 7, 2000 to December 31, 2000.
 (2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

INVESTMENT GRADE INCOME PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Investment Grade Income Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve current income and total return by investing in a portfolio consisting primarily of fixed-income securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

 A Investment Valuations -- Debt securities (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by pricing services. Short-term obligations and money market securities maturing in 60 days or less are valued at amortized cost which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated to U.S. dollars at the current exchange rate. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing market premium on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize market premium on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation, based on securities held as of December 31, 2000.

 C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2000, $439 in credit balances were used to reduce the Portfolio's custodian fee.

 F Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the security sold.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 5/96 of 1% (0.625% per annum) of the Portfolio's average daily net assets up to and including $130 million and 1/24 of 1% (0.50% per annum) of average daily net assets over $130 million. For the period ended December 31, 2000 the fee was equivalent to 0.625% of the Portfolio's average net assets for such period and amounted to $534,838. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's

INVESTMENT GRADE INCOME PORTFOLIO AS OF DECEMBER 31, 2000

NOTES TO FINANCIAL STATEMENTS CONT'D

   organization, officers and Trustees receive remuneration for their service to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended December 31, 2000, no significant amounts have been deferred.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $23,994,662 and $18,935,485, respectively. Purchases and sales of U.S. Government agency securities aggregated $22,733,828 and $40,465,112, respectively.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2000, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $106,311,543
    ------------------------------------------------------
    Gross unrealized appreciation             $  1,724,109
    Gross unrealized depreciation               (1,812,618)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $    (88,509)
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period ended
   December 31, 2000.

6 Transfer of Net Assets
-------------------------------------------
   Prior to the opening of business on March 7, 2000, Eaton Vance Balanced Fund, pursuant to an Agreement and Plan of Reorganization dated February 29, 2000, contributed to the Portfolio net assets of $112,515,428, in exchange for an interest therein, including $5,038,713 of net unrealized depreciation. The transaction was structured for tax purposes to qualify as a tax free exchange under the Internal Revenue Code.

INVESTMENT GRADE INCOME PORTFOLIO AS OF DECEMBER 31, 2000

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF INVESTMENT GRADE INCOME PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Investment Grade Income Portfolio (the "Portfolio") at December 31, 2000, and the results of its operations, the changes in its net assets and the supplementary data for the period March 7, 2000, (commencement of operations) through December 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

EATON VANCE BALANCED FUND AS OF DECEMBER 31, 2000

INVESTMENT MANAGEMENT

EATON VANCE BALANCED FUND

Officers

James B. Hawkes
President and Trustee

Edward E. Smiley, Jr.
Vice President

Michael B. Terry
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT GRADE INCOME PORTFOLIO
CAPITAL GROWTH PORTFOLIO

Officers

James B. Hawkes
President and Trustee

Arieh Coll
Vice President and
Portfolio Manager of
Capital Growth
Portfolio

Michael B. Terry
Vice President and
Portfolio Manager of
Investment Grade
Income Portfolio

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
Georgetown University Law Center

Jack L. Treynor
Investment Adviser and Consultant

INVESTMENT ADVISER OF CAPITAL GROWTH PORTFOLIO
AND INVESTMENT GRADE INCOME PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE BALANCED FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02904-9653
(800) 262-1122


INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110





EATON VANCE  BALANCED FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


-------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
-------------------------------------------------------------------------------


 162-2/01                                                               BALSRC